Exhibit 10.5

TWELFTH AMENDMENT

THIS TWELFTH AMENDMENT to the Guarantee (as defined below) (the “Amendment”) is entered into as of March 19, 2026 (the “Effective Date”), by and between Nightfood, Inc., a New York corporation (“NF Sub”), MJ Munchies, Inc., a Nevada corporation (“MJ Sub”), NIGHTFOOD HOLDINGS, INC., a Nevada corporation (the “Company”), Future Hospitality Ventures Holdings Inc., a Nevada corporation (“FHV”), SWC Group, Inc., a California corporation (“SWC”), TechForce Robotics, Inc., a Delaware corporation (“TechForce”), Victorville Treasure Holdings, LLC, a California limited liability company (“Victorville”), Treasure Mountain Holdings, LLC, a California limited liability company (“Treasure”), and Mast Hill Fund, L.P., a Delaware limited partnership (the “Holder”, and collectively with NF Sub, MJ Sub, the Company, FHV, SWC, TechForce, Victorville, and Treasure, the “Parties”).

BACKGROUND

A. The Parties are the parties to that certain subsidiary guarantee dated on or around June 1, 2023 (as amended from time to time, the “Guarantee”), a copy of which is attached hereto as Exhibit “A”; and

B. The Parties desire to amend the Guarantee as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Unless otherwise defined herein, terms defined in the Guarantee and used herein shall have the meanings given to them in the Guarantee.

2. The definition of “Notes” in the Guarantee shall include the First Note, Second Note, Third Note, Fourth Note, Fifth Note, Sixth Note, Seventh Note, Eighth Note, Ninth Note, Tenth Note, Eleventh Note, Twelfth Note, Thirteenth Note, Fourteenth Note, Fifteenth Note, Sixteenth Note, Seventeenth Note, and Eighteenth Note (as defined in this Amendment). “Eighteenth Note” shall mean that certain senior secured promissory note in the principal amount of $1,176,470.58 issued by the Company to the Holder on or around March 19, 2026.

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Guarantee. Except as specifically modified hereby, all of the provisions of the Guarantee, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

NIGHTFOOD HOLDINGS, INC.		SWC GROUP, INC.

By:	/s/ Jimmy Chan	By:	Nightfood Holdings, Inc.
Name:	Jimmy Chan		a Nevada corporation
Title:	Chief Executive Officer		Sole Shareholder

NIGHTFOOD, INC.		By:	/s/ Jimmy Chan
		Name:	Jimmy Chan
By:	Nightfood Holdings, Inc.	Title:	Chief Executive Officer
a Nevada corporation
	Sole Shareholder	TECHFORCE ROBOTICS, INC.

By:	/s/ Jimmy Chan	By:	Nightfood Holdings, Inc.
Name:	Jimmy Chan		a Nevada corporation
Title:	Chief Executive Officer		Sole Shareholder

MJ MUNCHIES, INC.		By:	/s/ Jimmy Chan
		Name:	Jimmy Chan
By:	Nightfood Holdings, Inc.	Title:	Chief Executive Officer
a Nevada corporation
	Sole Shareholder	VICTORVILLE TREASURE HOLDINGS, LLC

By:	/s/ Jimmy Chan	By:	Nightfood Holdings, Inc.
Name:	Jimmy Chan		a Nevada corporation
Title:	Chief Executive Officer		Sole Member

Future Hospitality Ventures Holdings Inc.		By:	/s/ Jimmy Chan
		Name:	Jimmy Chan
By:	Nightfood Holdings, Inc.	Title:	Chief Executive Officer
a Nevada corporation
	Sole Shareholder	TREASURE Mountain HOLDINGS, LLC

By:	/s/ Jimmy Chan	By:	Nightfood Holdings, Inc.
Name:	Jimmy Chan		a Nevada corporation
Title:	Chief Executive Officer		Sole Member

		By:	/s/ Jimmy Chan
		Name:	Jimmy Chan
		Title:	Chief Executive Officer

Mast Hill Fund, L.P.

		By:	/s/ Patrick Hassani
		Name:	Patrick Hassani
		Title:	Chief Investment Officer

Exhibit A

(see attached)